UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2021

GORES GUGGENHEIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40265	85-4385646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GGPI	Nasdaq Capital Market
Warrants	GGPIW	Nasdaq Capital Market
Units	GGPIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 27, 2021, Gores Guggenheim, Inc. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore (“Polestar Singapore”), Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden (“Polestar Sweden”), Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo (“Merger Sub”).

The transactions contemplated by the Business Combination Agreement, including the Merger (as defined below), and the other transactions contemplated by the other transaction documents contemplated by the Business Combination Agreement (collectively, the “Transactions”) will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Certificate of Incorporation. The Business Combination and the transactions contemplated thereby were unanimously approved by the board of directors of the Company on September 25, 2021.

The Business Combination Agreement

Pre-Closing Reorganization

In connection with the Merger, prior to the closing of the Transactions (the “Closing”), Parent will, and will cause ListCo, Polestar Singapore, Polestar Sweden and their respective subsidiaries to, complete a reorganization, pursuant to which, among other things, Polestar Singapore, Polestar Sweden and their respective subsidiaries will become, directly or indirectly, wholly owned subsidiaries of ListCo (the “Pre-Closing Reorganization”). As consideration for the Pre-Closing Reorganization, ListCo will issue to Parent a number of class A ordinary shares in the share capital of ListCo which class A ordinary shares shall entitle the holder to one vote per share (“ListCo Class A Shares”) and class B ordinary shares in the share capital of ListCo, which class B ordinary shares shall entitle the holder to ten votes per share (“ListCo Class B Shares,” and, together with the ListCo Class A Shares, the “ListCo Shares”), such that, following the Pre-Closing Reorganization, Parent will hold an aggregate number of ListCo Shares equal to approximately (a) $20,003,000,000 divided by $10.00, less (b) (i) the aggregate principal amount due in respect of certain convertible notes of Parent outstanding as of immediately prior to the Closing, divided by (ii) the applicable conversion price of such notes, less (c) 49,803,900, which represents the aggregate number of ListCo Preference Shares (as defined below) issued pursuant to the Volvo Cars Preference Subscription Agreement (as defined below).

As additional consideration for Parent’s contribution to ListCo of all the issued and outstanding equity securities of Polestar Sweden, Parent will be entitled to receive, subject to the terms provided in the Business Combination Agreement, earn out shares from ListCo, issuable in ListCo Class A Shares and ListCo Class B Shares up to an aggregate number equal to approximately (a) 0.075 multiplied by (b) the number of issued and outstanding ListCo Shares as of immediately after the Closing (including ListCo Shares issued pursuant to the Subscription Agreements (as defined below)).

The Merger

Following the Pre-Closing Reorganization and pursuant to the Business Combination Agreement, at the Closing, Merger Sub will merge with and into the Company (the “Merger”), pursuant to which the separate corporate existence of Merger Sub will cease, with the Company being the surviving corporation and becoming a wholly owned subsidiary of ListCo.

Each share of Class A common stock of the Company, par value $0.0001 per share (“GG Class A Shares”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than those held in treasury, will be exchanged for one newly issued American depository share of ListCo (“ListCo Class A ADS”) duly and validly issued against the deposit of an underlying ListCo Class A Share deposited with a bank

(“Depositary Bank”) in which ListCo has established and sponsored American depository receipt facilities (each, an “ADR Facility”). Each share of Class F common stock of the Company, par value $0.0001 per share (“GG Class F Shares,” and together with the GG Class A Shares, the “GG Shares”) issued and outstanding immediately prior to the effective time of the Merger, other than those held in treasury, will be exchanged for one newly issued ListCo Class A ADS. All GG Shares held in treasury will be canceled and extinguished without consideration.

Any units of the Company that are outstanding immediately prior to the Effective Time held by Company stockholders will be automatically separated and the holder thereof will be deemed to hold one GG Class A Share and one-fifth (1/5) of a public warrant of the Company (“Public Warrant”), which underlying securities will be converted as described below.

In the event the Requisite GG Warrantholder Approval (as defined below) is obtained prior to the Effective Time, each Public Warrant shall be automatically cancelled and extinguished and converted into the right to receive one American depository share of ListCo (“ListCo Class C-1 ADS”) duly and validly issued against the deposit of an underlying class C-1 preferred share in the share capital of ListCo (“ListCo Class C-1 Share”) deposited with the Depositary Bank. Each ListCo Class C-1 Share will be exercisable to acquire a ListCo Class A Share at an exercise price of $11.50 per share. In addition, each private placement warrant of the Company (“Private Placement Warrant”) will be automatically cancelled and extinguished and converted into the right to receive one American depository share of ListCo (“ListCo Class C-2 ADS”) duly and validly issued against the deposit of an underlying class C-2 preferred share in the share capital of ListCo (“ListCo Class C-2 Share”) deposited with the Depositary Bank. Each ListCo Class C-2 Share will be exercisable to acquire a ListCo Class A Share at an exercise price of $11.50 per share.

In the event that the Requisite GG Warrantholder Approval is not obtained prior to the Effective Time, each Public Warrant shall be automatically cancelled and extinguished and converted into the right to receive one American depository warrant of ListCo (“ListCo AD Warrant”) duly and validly issued against the deposit of an underlying warrant of ListCo representing the right to acquire one ListCo Class A Share deposited with the Depositary Bank and representing the right to acquire one ListCo Class A ADS (or one ListCo Class A Share if at the time of exercise ListCo no longer uses the ADR Facility) at an exercise price of $11.50 per ListCo Class A ADS. In addition, each Private Placement Warrant will be automatically cancelled and extinguished and converted into the right to receive one ListCo AD Warrant.

Registration Statement/Proxy Statement; Warrantholder Solicitation

In connection with the Transactions, the Company, ListCo, Polestar Singapore, Polestar Sweden and Parent will prepare, and ListCo will file with the SEC, a registration statement on Form F-4 (the “Registration Statement/Proxy Statement”), which will include a prospectus of ListCo and a proxy statement for the Company’s stockholder meeting to solicit the vote of the Company stockholders to, among other things, adopt the Business Combination Agreement and approve the Transactions.

In addition, as promptly as reasonably practicable following the date of the Business Combination Agreement, the Company, ListCo, Polestar Singapore, Polestar Sweden and Parent will solicit the vote or consent of registered holders of at least 50% of the outstanding Public Warrants to amend the Warrant Agreement to permit the conversion or exchange of Public Warrants for ListCo Class C-1 ADSs and the Private Placement Warrants for ListCo Class C-2 ADSs (the “Requisite GG Warantholder Approval”).

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing. The covenants of the respective parties to the Business Combination Agreement will also not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Closing

The obligations of the parties to the Business Combination Agreement to consummate the Transactions is conditioned upon (a) the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (b) the absence of any law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the Transactions, (c) the effectiveness under the Securities Act of 1933, as amended (the “Securities Act”), of the Registration Statement/Proxy Statement and that no stop order will have been issued by the SEC and remain in effect with respect to the Registration Statement/Proxy Statement, (d) obtaining, at the meeting of Company stockholders where a quorum is present, the vote of the holders of a majority of the outstanding GG Shares entitled to vote thereon to adopt and approve the Business Combination Agreement, other Transaction Documents (as defined in the Business Combination Agreement) to which the Company will be a party and the Transactions, (e) obtaining the requisite vote of the shareholders of Parent to approve the Business Combination Agreement and the other transaction documents to which Parent is party and the Transactions, (f) the Company having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) following the completion of the redemptions in respect of GG Shares in connection with the Transactions (the “Stockholder Redemptions”), (g) the approval of ListCo Class A ADSs for listing on the Nasdaq Stock Market, (h) the approval of the ListCo AD Warrants or the ListCo Class C-1 ADSs, as applicable, for listing on the Nasdaq Stock Market and (i) the board of directors of ListCo shall have a number and composition of directors determined in accordance with the Business Combination Agreement (and shall include one director reasonably determined by Sponsor (as defined below) and consented to by Parent (such consent not to be unreasonably withheld, conditioned or delayed), with the remaining initial directors being reasonably determined by Parent) as of the Closing.

In addition, the obligations of Parent, Polestar Singapore, Polestar Sweden, ListCo and Merger Sub to consummate the Transactions is subject to, among other things, the aggregate amount of cash held in the Company’s trust account (after giving effect to the Stockholder Redemptions, the Sponsor Investment Amount, the PIPE Investment Amount and the Volvo Cars PIPE Investment Amount (as defined below)) being no less than $950,000,000, prior to the payment of any unpaid or contingent liabilities and fees and expenses of the Company (including, as applicable, any Company Transaction Expenses (as defined in the Business Combination Agreement)) as of the Closing.

The obligation of the Company to consummate the Transactions is also subject to the fulfillment of additional closing conditions, including, among other things, the completion of the Pre-Closing Reorganization.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and Parent and in certain other circumstances, including if the Closing has not occurred on or prior to May 27, 2022 and the primary cause of the failure for the Closing to have occurred on or prior to such date is not due to a breach of the Business Combination Agreement by the party seeking to terminate.

The foregoing description of the Business Combination Agreement and the Transactions, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the respective parties to the Business Combination Agreement, may be subject to limitations agreed upon by the parties thereto (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties or covenants of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, the Company and ListCo entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase, substantially concurrently with the Closing, an aggregate of 7.43 million ListCo Class A ADSs (the “PIPE Shares”) for a purchase price of $9.09 per share in a private placement, for an aggregate amount of $67,500,000 (the “PIPE Investment Amount”).

The issuance of the PIPE Shares pursuant to the PIPE Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. Pursuant to the PIPE Subscription Agreements, ListCo agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) (at ListCo’s sole cost and expense), within 30 calendar days after the date of Closing, a registration statement registering the resale of the PIPE Shares, and to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof.

Sponsor Subscription Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company and ListCo entered into a subscription agreement (the “Sponsor Subscription Agreement”) with Gores Guggenheim Sponsor LLC (the “Sponsor”). Pursuant to the Sponsor Subscription Agreement, the Sponsor agreed to subscribe for an additional 9.08 million ListCo Class A ADSs for a purchase price of $9.09 per share on the date of Closing, for an aggregate investment of $82,500,000 (the “Sponsor Investment Amount”). The Sponsor Subscription Agreement is substantially similar to the PIPE Subscription Agreement, except that the Sponsor has the right to syndicate its commitment to acquire the ListCo Class A ADSs to be purchased under the Sponsor Subscription Agreement in advance of the closing of the Business Combination.

Volvo Cars Subscription Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company and ListCo entered into a subscription agreement (the “Volvo Cars Subscription Agreement,” and, together with the PIPE Subscription Agreements and the Sponsor Subscription Agreement, the “Subscription Agreements”) with Snita Holding B.V., a corporation organized under the laws of Netherlands (“Snita”) and a wholly owned indirect subsidiary of Volvo Car AB (publ) (“Volvo Cars”). Pursuant to the Volvo Cars Subscription Agreement, Snita agreed to subscribe for an additional 10 million ListCo Class A ADSs for a purchase price of $10.00 per share on the date of Closing. The Volvo Cars Subscription Agreement is substantially similar to the PIPE Subscription Agreements, except with regards to purchase price. Snita may, in accordance with the terms of the Volvo Cars Subscription Agreement, syndicate its commitment to acquire the ListCo Class A ADSs to be purchased under the Volvo Cars Subscription Agreement in advance of the closing of the Business Combination.

The foregoing descriptions of the Subscription Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the PIPE Subscription Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Volvo Cars Preference Subscription Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, ListCo entered into a subscription agreement (the “Volvo Cars Preference Subscription Agreement”) with Snita (the “Volvo Cars Preference Subscriber”). Pursuant to the Volvo Cars Preference Subscription Agreement, the Volvo Cars Preference Subscriber agreed to subscribe for mandatory convertible preference shares of ListCo (the “ListCo Preference Shares”) for an aggregate subscription price of $10.00 per share, for an aggregate investment amount equal to approximately $500,000,000 (the “Volvo Cars PIPE Investment Amount”). The proceeds of such subscription will be used to satisfy certain accounts payable that are or will be due and payable by certain subsidiaries of Parent to Volvo Cars. As of the date hereof, it is currently anticipated that all of the ListCo Preference Shares will convert into ListCo Class A Shares at Closing, in accordance with, and subject to, the terms of the ListCo Preference Shares.

Parent Lock-Up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Parent, ListCo and the other Parent shareholders party thereto (the “Parent Shareholders”), have entered into that Parent Lock-Up Agreement (the “Parent Lock-Up Agreement”). Pursuant to the Parent Lock-Up Agreement, each Parent Shareholder has, subject to certain exceptions, among other things, agreed to not transfer any equity security of ListCo issued to them pursuant to the Business Combination Agreement or other transaction documents contemplated by the Business Combination Agreement during the period commencing the date of Closing and ending 180 days following the date of the Closing, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Parent Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Lock-Up Agreement, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Sponsor, the Company, Parent, ListCo and certain of the Company’s directors, executive officers and affiliates (such individuals, the “Supporting Sponsor Stockholders”) have entered into a Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement (the “Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement”).

Pursuant to the Sponsor and Supporting Stockholders Lock-Up Agreement, the Sponsor and each Supporting Sponsor Stockholders has, among other things, agreed to (i) support and vote in favor of all proposals included in the Registration Statement/Proxy Statement; (ii) waive all adjustments to the conversion ratio set forth in the Company’s amended and restated certificate of incorporation with respect to the GG Class F Shares; (iii) be bound by certain transfer restrictions with respect to their GG Shares, Public Warrants and Private Placement Warrants; and (iv) not to transfer any ListCo Class A ADSs issued pursuant to the Business Combination Agreement during the period beginning the date of Closing and ending 180 days following the date of the Closing, in each case subject to the terms and conditions set forth therein. In addition, the Sponsor has agreed to the forfeiture of up to 1,501,651 GG Class F Shares.

The foregoing description of the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, ListCo, Parent, the Parent Shareholders, Sponsor and the independent directors of the Company (such persons, together with Sponsor and the Parent Holders, the “Holders”), have entered into a registration rights agreement (the “Registration Rights Agreement”) which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, ListCo agreed that, as soon as practicable, and in any event within 30 days after the Closing, ListCo will file with the SEC a shelf registration statement. In addition, ListCo will use its reasonable best efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the 60th day (or the 90th day if the registration statement is reviewed by, and received comments from, the SEC) following the filing deadline, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Warrant Assumption Agreement

In the event that the Requisite GG Warrantholder Approval is not obtained prior to the Effective Time, the Company, ListCo and Computershare Trust Company, N.A. (the “Warrant Agent”) will enter into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”) prior to the Closing. The Warrant Assumption Agreement will amend the Warrant Agreement, dated March 22, 2021, by and among the Company and the Warrant Agent (the “Warrant Agreement”) to provide that at the Effective Time, each Public Warrant and Private Placement Warrant will be assumed by ListCo and be converted into the right to receive a ListCo AD Warrant, subject to the terms and conditions set forth therein. In addition, under the Warrant Assumption Agreement, the Company will assign to ListCo all of its rights, interests, and obligations in and under the Warrant Agreement as of the effective time of the Merger, subject to the terms and conditions set forth therein.

The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Warrant Assumption Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 8.01	Other Events

On September 27, 2021, the Company and Parent issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s website and the websites of any of its affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated September 27, 2021 that the Company and ListCo have prepared in connection with the announcement of the proposed Business Combination.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company and Polestar Performance AB and its affiliates (“Polestar”). For example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Polestar and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed Business Combination; (b) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the Business Combination or to satisfy other conditions to Closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Polestar as a result of the announcement and consummation of the Business Combination; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) risks associated with changes in applicable laws or regulations and Polestar’s international operations; (j) the possibility that Polestar or the combined company may be adversely affected by other economic, business, and/or competitive factors; (k) Polestar’s estimates of expenses and profitability; (l) Polestar’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Zhejiang Geely Holding Group Co., Ltd and to develop new agreements or partnerships; (m) Polestar’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (n) Polestar’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (o) Polestar’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (p) delays in the design, manufacture, launch and financing of Polestar’s vehicles and Polestar’s reliance on a limited number of vehicle models to generate revenues; (q) Polestar’s ability to continuously and rapidly innovate, develop and market new products; (r) risks related to future market adoption of Polestar’s offerings; (s) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (t) Polestar’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to Polestar by its partners in order for Polestar to be able to increase its vehicle production capacities; (u) risks related to Polestar’s distribution model; (v) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on Polestar’s future business; (w) changes in regulatory requirements, governmental incentives and fuel and energy prices; (x) the impact of the global COVID-19 pandemic on the Company, Polestar, Polestar’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (y) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the SEC by the Company or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither the Company, Polestar nor ListCo presently know or that the Company, Polestar or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company, Polestar nor ListCo undertakes any duty to update these forward-looking statements.

Projections

This Current Report contains financial forecasts with respect to Polestar’s projected financial results, including revenue, for Polestar’s fiscal years 2021 through 2025. Polestar’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Current Report, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Current Report. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Polestar or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Current Report should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Actual results may differ as a result of the completion of Polestar’s financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Polestar’s nor the Company’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information

In connection with the proposed Business Combination, (a) ListCo is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of the Company and a preliminary prospectus (the “Registration/Proxy Statement”) and (b) the Company will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of the Company and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Polestar, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is set forth in the Company’s filings with the SEC (including the Company’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

Polestar and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration/Proxy Statement for the proposed Business Combination when available.

No Offer and Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Polestar or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of September 27, 2021, by and among Gores Guggenheim Inc., Polestar Automotive Holding Limited, Polestar Automotive (Singapore) Pte. Ltd., Polestar Holding AB, Inc., Polestar Automotive Holding UK Limited and PAH UK Merger Sub Inc.

10.1	Form of Subscription Agreement.

10.2	Form of Parent Lock-Up Agreement.

10.3	Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement, dated as of September 27, 2021, by and among Gores Guggenheim Sponsor, LLC, Polestar Automotive Holding Limited, Polestar Automotive Holding UK Limited, Gores Guggenheim, Inc. and certain of its directors.

10.4	Registration Rights Agreement, dated as of September 27, 2021, by and among Polestar Automotive Holding UK Limited, Gores Guggenheim Sponsor LLC, Randall Bort, Elizabeth Marcellino and Nancy Tellem, Polestar Automotive Holding Limited and certain of its shareholders.

10.5	Form of Warrant Assumption Agreement.

99.1	Joint Press Release, dated September 27, 2021.

99.2	Investor Presentation of the Company, dated September 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Guggenheim, Inc.

Date: September 27, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary